CERTIFICATION
Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Arrow-Magnolia International, Inc. ("Arrow"), that, to his knowledge, the Quarterly Report of Arrow on Form 10-Q for the period ended June 30, 2003, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of Arrow.


Date:  August 14, 2003                  By:     /s/ Mark Kenner
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                                        Mark Kenner, Chairman and Chief
                                        		Executive Officer



Date:  August 14, 2003                   By:   /s/  Fred Kenner
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                                         Fred Kenner, President and
                                        		Chief Financial Officer